Exhibit 24


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

      That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates, pass through certificates, debt securities, preferred stock and common stock in an aggregate amount up to $1 billion and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments to the Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand this 18 day of June, 1996.


                                                /s/ ROBERT H. ALLEN
                                                -------------------
                                                Robert H. Allen

STATE OF TEXAS

COUNTY OF HARRIS


   I, Earlene L. Barbeau, a Notary Public in and for the aforesaid State and County, do hereby certify that Robert H. Allen, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                /s/ EARLENE L. BARBEAU
                                                ----------------------
                                                NOTARY PUBLIC
My Commission Expires:

March 8, 1997


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates, pass through certificates, debt securities, preferred stock and common stock in an aggregate amount up to $1 billion and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments to the Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18 day of June, 1996.



                                                /s/ HOWARD H. BAKER, JR.
                                                -----------------------
                                                Howard H. Baker, Jr.


STATE OF TENNESSEE

COUNTY OF SCOTT


   I, Betty B. Lowe, a Notary Public in and for the aforesaid State and County, do hereby certify that Howard H. Baker, Jr. personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                                /s/ BETTY B. LOWE
                                                -----------------
                                                NOTARY PUBLIC

My Commission Expires:

August 27, 1997


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates, pass through certificates, debt securities, preferred stock and common stock in an aggregate amount up to $1 billion and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments to the Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June, 1996.



                                                /s/  ANTHONY J.A. BRYAN
                                                -----------------------
                                                Anthony J.A. Bryan


STATE OF Rhode Island

COUNTY OF Washington


   I, Jennifer E. Adams, a Notary Public in and for the aforesaid State and County, do hereby certify that Anthony J.A. Bryan, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                                /s/  JENNIFER E. ADAMS
                                                ----------------------
                                                NOTARY PUBLIC

My Commission Expires:

6/18/97


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates, pass through certificates, debt securities, preferred stock and common stock in an aggregate amount up to $1 billion and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments to the Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 1996.



                                                /s/ ROBERT L. COX
                                                -----------------
                                                Robert L. Cox


STATE OF TENNESSEE

COUNTY OF SHELBY


   I, Lillian W. Powers, a Notary Public in and for the aforesaid State and County, do hereby certify that Robert L. Cox, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                                /s/ LILLIAN W. POWERS
                                                ---------------------
                                                NOTARY PUBLIC

My Commission Expires:

April 29, 1997


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates, pass through certificates, debt securities, preferred stock and common stock in an aggregate amount up to $1 billion and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments to the Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 1996.



                                                /s/ RALPH D. DE NUNZIO
                                                ----------------------
                                                Ralph D. DeNunzio


STATE OF NEW YORK

COUNTY OF NEW YORK

   I, Pauline E. Kalahele, a Notary Public in and for the aforesaid State and County, do hereby certify that Ralph D. DeNunzio personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                                /s/ PAULINE E. KALAHELE
                                                -----------------------
                                                NOTARY PUBLIC

My Commission Expires:

February 28, 1998


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates, pass through certificates, debt securities, preferred stock and common stock in an aggregate amount up to $1 billion and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments to the Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ____________, 1996.


                                                ____________________________
                                                Judith L. Estrin


STATE OF ________________

COUNTY OF ______________


   I, _____________________, a Notary Public in and for the aforesaid State and County, do hereby certify that Judith L. Estrin, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the foregoing instrument as her free and voluntary act, for the uses and purposes therein set forth.


                                                ____________________________
                                                NOTARY PUBLIC

My Commission Expires:

__________________________


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates, pass through certificates, debt securities, preferred stock and common stock in an aggregate amount up to $1 billion and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments to the Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 1996.



                                                /s/ PHILIP GREER
                                                ----------------
                                                Philip Greer


STATE OF NEW YORK

COUNTY OF NEW YORK


   I, Kathleen M. Rode, a Notary Public in and for the aforesaid State and County, do hereby certify that Philip Greer, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                /s/ KATHLEEN M. RODE
                                                --------------------
                                                NOTARY PUBLIC


My Commission Expires:

May 31, 1998


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates, pass through certificates, debt securities, preferred stock and common stock in an aggregate amount up to $1 billion and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments to the Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 1996.



                                                /s/ J.R. HYDE, III
                                                ------------------
                                                J.R. Hyde, III


STATE OF TENNESSEE

COUNTY OF SHELBY


   I, Nancy C. Phillips, a Notary Public in and for the aforesaid State and County, do hereby certify that J. R. Hyde, III, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                                /s/ NANCY C. PHILLIPS
                                                ---------------------
                                                NOTARY PUBLIC

My Commission Expires:

June 12, 2000


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates, pass through certificates, debt securities, preferred stock and common stock in an aggregate amount up to $1 billion and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments to the Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of __________, 1996.



                                                ____________________________
                                                Charles T. Manatt


STATE OF ________________

COUNTY OF ______________


   I, ____________________, a Notary Public in and for the aforesaid State and County, do hereby certify that Charles T. Manatt, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                                ____________________________
                                                NOTARY PUBLIC

My Commission Expires:

__________________________


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, Alan B. Graf, Jr., and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates, pass through certificates, debt securities, preferred stock and common stock in an aggregate amount up to $1 billion and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments to the Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 1996.



                                                /s/  GEORGE J. MITCHELL
                                                -----------------------
                                                George J. Mitchell


STATE OF CALIFORNIA

COUNTY OF LOS ANGELES


   I, Nancy H. Eng, a Notary Public in and for the aforesaid State and County, do hereby certify that George J. Mitchell personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                                /s/  NANCY H. ENG
                                                -----------------
                                                NOTARY PUBLIC


My Commission Expires:

January 20, 1998


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates, pass through certificates, debt securities, preferred stock and common stock in an aggregate amount up to $1 billion and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments to the Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June,1996.



                                                /s/ JACKSON  W. SMART, JR.
                                                --------------------------
                                                Jackson W. Smart, Jr.


STATE OF ILLINOIS

COUNTY OF COOK


   I, Esperanza Acosta, a Notary Public in and for the aforesaid State and County, do hereby certify that Jackson W. Smart, Jr. personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                                /s/ ESPERANZA ACOSTA
                                                --------------------
                                                NOTARY PUBLIC

My Commission Expires:

February 8, 1997


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates, pass through certificates, debt securities, preferred stock and common stock in an aggregate amount up to $1 billion and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments to the Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 1996.



                                                /s/ JOSHUA I. SMITH
                                                -------------------
                                                Joshua I. Smith


STATE OF MARYLAND

COUNTY OF ANNE ARUNDEL


   I, Gaye P. Cotton, a Notary Public in and for the aforesaid State and County, do hereby certify that Joshua I. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                                /s/ GAYE P. COTTON
                                                ------------------
                                                NOTARY PUBLIC

My Commission Expires:

April 24, 1999


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick
W. Smith, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates, pass through certificates, debt securities, preferred stock and common stock in an aggregate amount up to $1 billion and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments to the Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 1996.



                                                /s/ PETER S. WILLMOTT
                                                ---------------------
                                                Peter S. Willmott


STATE OF ILLINOIS

COUNTY OF COOK


   I, Joan L. Noble, a Notary Public in and for the aforesaid State and County, do hereby certify that Peter S. Willmott personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                                /s/ JOAN L. NOBLE
                                                -----------------
                                                NOTARY PUBLIC

My Commission Expires:

March 5, 1999


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, the principal executive officer and a director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates, pass through certificates, debt securities, preferred stock and common stock in an aggregate amount up to $1 billion and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments to the Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of June, 1996.



                                                /s/ FREDERICK W. SMITH
                                                ----------------------
                                                Frederick W. Smith


STATE OF TENNESSEE

COUNTY OF SHELBY


   I, June Y. Fitzgerald, a Notary Public in and for the aforesaid State and County, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                                /s/ JUNE Y. FITZGERALD
                                                ----------------------
                                                NOTARY PUBLIC

My Commission Expires:

January 26, 1999

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, the principal financial officer of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates, pass through certificates, debt securities, preferred stock and common stock in an aggregate amount up to $1 billion and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments to the Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 1996.



                                                /s/ ALAN B. GRAF, JR.
                                                ---------------------
                                                Alan B. Graf, Jr.


STATE OF TENNESSEE

COUNTY OF SHELBY


   I, Edna M. Kennon, a Notary Public in and for the aforesaid State and County, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                                /s/ EDNA M. KENNON
                                                ------------------
                                                NOTARY PUBLIC

My Commission Expires:

September 14, 1999


                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

   That the undersigned, the principal accounting officer and controller of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith and Alan B. Graf, Jr., and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for equipment trust certificates, pass through certificates, debt securities, preferred stock and common stock in an aggregate amount up to $1 billion and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments to the Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 1996.



                                                /s/ JAMES S. HUDSON
                                                -------------------
                                                James S. Hudson


STATE OF TENNESSEE

COUNTY OF SHELBY


   I, Delores Wolfmeyer, a Notary Public in and for the aforesaid State and County, do hereby certify that James S. Hudson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                                /s/ DELORES M. WOLFMEYER
                                                ------------------------
                                                NOTARY PUBLIC

My Commission Expires:

December 1, 1996